Exhibit 10.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in (i) the Registration Statements filed on Form F-3 (File Nos. 333-84226, 333-128361, 333-129962 and 333-130040) and (ii) the Registration Statements on Form S-8 (File Nos. 333-11368, 333-11414, 333-13038, 333-13664, 333-13668, 333-14254, 333-14252, 333-81564, 333-92220, 333-108833 and 333-125075) of our report dated March 6, 2006, with respect to the consolidated financial statements of ING Bank N.V., included by reference in this Annual Report (Form 20-F) for the year ended December 31, 2005.

Amsterdam, The Netherlands

March 28, 2006

KPMG Accountants N.V.